THE TOPPS COMPANY, INC.
                             1996 STOCK OPTION PLAN


1.     PURPOSES.

           The Topps Company, Inc. 1996 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel, to encourage participants to make substantial contributions to the future success of The Topps Company, Inc., a Delaware corporation (the "Company") or to certain entities directly or indirectly controlled by or affiliated with the Company, and to ensure that the Company can provide competitive compensation opportunities to its personnel. The above objectives will be effectuated through the granting of certain options ("Options") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock") and stock appreciation rights ("SARs"). By meeting these objectives, the Plan is intended to benefit the shareholders of the Company.

2.     ADMINISTRATION OF THE PLAN.

           The Plan shall be administered by a committee (the "Committee") consisting of at least two persons, appointed by the Board of Directors of the Company (the "Board of Directors"), each of whom shall be a "disinterested person" within the meaning of and to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

            (a) to make grants of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, Options which are not intended to be ISOs ("Non-Qualified Options") and SARs and to determine the individuals to whom, and the time or times at which, Options or SARs shall be granted, the number of shares of Common Stock to be subject to each Option and whether such Options shall be ISOs or Non-Qualified Options;

            (b)    to interpret the Plan;

            (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

            (d) to determine the terms and provisions of the respective Option or SAR agreements;

            (e) to accelerate the vesting of any outstanding Options or SARs;

            (f) to make grants to individuals who are foreign nationals or who are employed outside the United States or both, on such terms and conditions (which may be different than specified by the Plan) which the Committee deems necessary or appropriate to assure the viability of such grants to meet the purposes of the Plan and to comply with the laws or customs of the jurisdiction in which such individual is a citizen or resident;

            (g) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

           In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Option or SAR has been granted under the Plan is referred to herein as an "Optionee". The Committee's determinations on the matters referred to in this
Section 2 shall be final, binding and conclusive for all purposes, upon all persons, including without limitation, the Company, the stockholders, the Committee and each member thereof, the directors, officers and employees of the Company, and the Optionees and their respective successors in interest. The Committee may designate persons other than members of the Committee or the Board of Directors to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, except that the Committee may not delegate its authority with regard to the awarding of grants to persons subject to Section 16 of the 1934 Act, unless otherwise permitted by Rule 16b-3 under the 1934 Act, or whose compensation may be subject to limitations on deductibility under Section 162(m) of the Code. Further, the Committee may not delegate its authority if such delegation would cause the Plan not to comply with the requirements of Rule 16b-3 or any successor rule under the 1934 Act.

3.     SHARES SUBJECT TO THE PLAN.

           The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Options and SARs which provide for settlement in shares of Common Stock. Subject to adjustment as contemplated by Section 9 hereof, the total number of shares of Common Stock which may be issued under the Plan shall not exceed that number of shares of Common Stock which remain available for grant of options under The Topps Company, Inc. 1987 Stock Option Plan, as amended (the "Prior Plan") on June 25, 1996, as increased (i) annually on the last day of the Company's fiscal year, by an amount equal to 0.70% of the aggregate of the total number of shares of Common Stock outstanding on the last day of each fiscal year of the Company, commencing with the fiscal year ending March 1, 1997 and ending with the fiscal year ending February 25, 2001, and (ii) from time


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

to time, by (A) that number of shares of Common Stock which were or are reserved for issuance upon the exercise of Options granted under the Plan, or under the Prior Plan, which shall have expired, been canceled, or terminated for any reason without having been exercised in full, and (B) that number of shares which are exchanged by an Optionee, either actually or by attestation, as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of a stock option granted under the Plan or the Prior Plan. The preceding sentence notwithstanding, the aggregate number of shares for which ISOs may be granted under the Plan shall not exceed 1,500,000. Shares available for issuance under the Plan which are not issued in a given year shall be carried forward and continue to be available in the succeeding year. Where an SAR is settled in cash or any form other than shares of Common Stock, the shares in respect of which the SARs are settled shall not be deemed issued and shall remain available for issuance under the Plan. The shares of Common Stock to be issued under the Plan may be authorized but unissued shares or shares of Common Stock that shall have been or may be reacquired by the Company.

4.     ELIGIBILITY.

            (a) Incentive Stock Options ("ISOs") meeting the requirements of
Section 422 of the Code may be granted under the Plan only to employees of the Company or a "subsidiary corporation" within the meaning of Section 424 of the Code ("Subsidiary"). Non-Qualified Options and SARs may be granted under the Plan only to employees and non-employee directors of, and persons or entities which provide significant services to, (i) the Company, (ii) a Subsidiary, or
(iii) entities directly or indirectly controlled by or affiliated with the Company and designated by the Committee ("Designated Entities"). The term "Company," when used in the Plan, shall be deemed to include the Company, Subsidiaries and Designated Entities.

            (b) Nothing contained in the Plan shall be construed to limit the right of the Company to adopt such other incentive arrangements as it may deem advisable, including, without limitation, the right to grant stock options otherwise than under the Plan for proper corporate purposes.

5.     TERMS OF GRANTS.

           Each Option or SAR granted under the Plan shall be evidenced by a written agreement in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall in its discretion adopt. Option and SAR agreements need not contain identical terms and conditions and may include, without limitation, expiration contingencies, forfeitability contingencies based on continued employment with the Company, the meeting of performance criteria, or any or all of the above.


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

            (a) The Committee shall fix the purchase price of the shares of Common Stock subject to each Option and the exercise price of each SAR, at the time such Option or SAR is granted; provided, that in no event shall the per share purchase price of an Option or the exercise price of an SAR be less than the Fair Market Value of a share of Common Stock on the date of grant, except that in the case of an Option or SAR granted retroactively in tandem with or as a substitution for another grant, the purchase price or exercise price may be the same as the purchase price or exercise price of such other grant.

            (b) The Committee shall fix the date or dates on which each Option (or portion thereof) or SAR shall be exercisable at the time such Option or SAR is granted.

            (c) The Committee shall fix the expiration date of each Option or SAR at the time such Option or SAR is granted. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option and SAR shall be subject to earlier termination as determined by the Committee.

            (d) SARs and Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Assistant Treasurer) of written notice of the number of SARs or number of shares of Common Stock with respect to which the SAR or Option is being exercised accompanied, in the case of an exercise of an Option, by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment may be made
(i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of shares of Common Stock having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price, to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining shares of Common Stock to the Optionee, or (v) by any combination of the methods of payment described in (i) through
(iv) above.

            (e) An Optionee shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Optionee upon the exercise of such Option.

            (f) Any grant under the Plan shall be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the Optionee except by will or the laws of descent and distribution, and may be exercised, during the lifetime of an Optionee, only by the Optionee. No Option or SAR


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

granted under the Plan shall be subject to execution, attachment or other process.

            (g) For purposes of the Plan, as of any date when the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Common Stock as of such date shall be deemed to be the closing price, on the day prior to the date of grant, (or, in the case of an exercise by delivery of shares of Common Stock, on the day prior to the delivery of shares to the Company) on the stock exchange (including NASDAQ-NMS) with the largest volume of sales of Common Stock on such day if sold on any exchange, or if not sold on any such exchange, the average of the closing bid and asked prices of the Common Stock on the day prior to the date of grant of the Option (or, in the case of an exercise by delivery of shares of Common Stock, on the day prior to the delivery of shares to the Company); or, if there are no such sales on that date, then on the last preceding date on which such sales were reported. If the Common Stock is not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

            (h) In no event shall any single Optionee be granted Options or SARs under the Plan covering more than 500,000 shares of Common Stock during any partial or full fiscal year of the Company during which the Plan is in existence, subject to adjustment as provided in Section 9 hereof.

6.     SPECIAL PROVISIONS APPLICABLE TO ISOS.

           The following special provisions shall be applicable to ISOs granted under the Plan.

            (a) No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the Company's shareholders.

            (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary, or any "parent corporation" (a "Parent") of the Company within the meaning of Section 424(e) of the Code.

            (c) If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the


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

Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.

7.     STOCK APPRECIATION RIGHTS.

           A SAR grant shall confer on an Optionee the right to receive in shares of Common Stock, cash or a combination of both, up to the positive difference, if any, between the Fair Market Value of a designated number of shares of Common Stock on the date the SARs are exercised and the designated exercise price of the SARs contained in the terms and conditions of the grant. Shares issued in settlement of the exercise of an SAR shall be valued at their Fair Market Value on the date of the exercise of the SAR.

8.     LIMITED RIGHTS.

           Each Option or SAR granted under the Plan shall include a limited right ("Limited Right") which will allow the Optionee to receive the value of the Option or SAR, as described below, upon a Change in Control as defined below. Limited Rights shall provide for automatic exercise upon the occurrence of a Change in Control, whether or not the related Option or SAR is then exercisable in accordance with its terms, provided there is then a positive difference between the Change in Control Price and the exercise price of the Option or SAR.

           Each Limited Right shall expire no later than the expiration of the underlying Option or SAR and shall be transferable only when and to the extent the underlying Option or SAR is transferable.

           Except to the extent payment is due as a result of an automatic exercise upon the occurrence of a Change in Control as provided in the preceding paragraph, Limited Rights or the applicable portion thereof granted with respect to a given Option or SAR shall terminate and cease to exist upon the expiration, termination or forfeiture of the related Option or SAR. Upon the exercise of an Option or SAR, the related Limited Right shall cease to exist to the extent of the shares of Common Stock with respect to which such Option is exercised. Upon the exercise of a Limited Right, the related Option or SAR shall expire. Limited Rights shall be transferable only at such time or times and to the extent that the underlying Option or SAR would be transferable.

           Upon exercise of a Limited Right, the Optionee shall be entitled to receive in cash, in lieu of exercising his Option or SAR, an amount in cash equal in value to the excess of (i) the Change in Control Price, as defined below, of a share of Common Stock over (ii) the purchase price or exercise price specified in the related Option or SAR agreement, such excess to be multiplied by the number of shares of Common Stock or SARs to which the Limited Right relates.


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

           For purposes of this Section 8, the following definitions shall apply:

           Unless more limited definition is provided in the Option or SAR agreement, a "Change in Control" shall be deemed to have occurred upon the first to occur of the following:

            (a) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, without the prior approval of the Board of Directors;

            (b) The first purchase under a tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of Common Stock have been purchased, unless such tender offer or exchange offer was previously approved by the Board of Directors; or

            (c) During any period of 24 months or less, the persons who were Continuing Directors immediately before the beginning of such period shall cease, for any reason other than death, to constitute at least a majority of the Board of Directors, provided that any director who was not a director at the beginning of such period shall be deemed to be a Continuing Director if clause
(ii) of the definition of "Continuing Director" applies.

           "Change in Control Price" shall mean the highest price per share of Common Stock paid in any transaction in connection with a Change in Control of the Company.

           "Continuing Director" shall mean any member of the Board of Directors of the Company who either (i) is a member of the Board of Directors on the date this Plan is adopted, or (ii) was nominated for election to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Continuing Directors.

9.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

            (a) In the event that the outstanding shares of Common Stock are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination, exchange of shares, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, a proportionate adjustment, if any, shall be made by the Committee, as it deems appropriate to reflect such change, in the aggregate number of shares of Common Stock available under the Plan, the maximum number of shares covered by Options or SARs granted to any Optionee during any partial or full calendar year,


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

in the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options, and in the number and exercise price of outstanding SAR grants. If the Company shall be sold, reorganized, consolidated, or merged with another corporation (a "Corporate Event"), an Optionee shall be entitled to receive upon the exercise of his Option or SAR the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his Option; provided, however, that the Committee may, in its discretion, unless it is intended that pooling of interests accounting treatment apply, accelerate the exercisability of outstanding Options and SARs to any date within 30 days prior to or concurrent with the occurrence of such Corporate Event and, in connection therewith, may shorten the term of outstanding Options and SARs to the date of the occurrence of such Corporate Event.

            (b) If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

10.    FURTHER CONDITIONS OF EXERCISE.

            (a) Unless prior to the exercise of an Option the shares of Common Stock issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

            (b) Anything in subparagraph (a) of this Section 10 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

11.    TERMINATION OF SERVICE.

            Except as otherwise specifically provided by the Committee in the Option or SAR agreement, Options and SARs may be exercised only within the period set forth below. An Option or SAR held by a director shall be exercisable only if the Optionee has maintained continuous status as a member of the Board of Directors and an Option or SAR held by an employee shall be exercisable only if the Optionee has maintained continuous status as an employee since the date of grant. No Option or SAR shall be exercisable after termination of an Optionee's membership on the Board of Directors or employment with the Company unless such termination occurs by reason of retirement with the consent of the Board of Directors, death or disability (as defined in Section 22(e)(3) of the Code). In the event of termination of service by retirement with the consent of the Board of Directors, or disability, the Options or SARs held by such individual which were otherwise exercisable on the date of his termination shall expire unless exercised by such individual within a period of three months after the date of termination by retirement or one year after the date of termination by disability. In the case of the death of an Optionee while employed by the Company or within three months of termination of service by retirement with the consent of the Board of Directors, his Options or SARs may be exercised by his heirs, legatees or personal representatives, within a period of one year after the date of death. In the event of the death of an Optionee within one year after the termination of employment due to disability, his Options or SARs may be exercised by his heirs, legatees or personal representatives within a period of one year after the Optionee's date of death. Options or SARs granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company, a Subsidiary or a Designated Entity. Notwithstanding the foregoing, the Committee may provide in an Option or SAR agreement for the continued exercisability of Options after termination of employment for such other period or periods and on such other terms and conditions as the Committee determines to be appropriate. In no event, however, shall any Option or SAR be exercisable after 10 years from the date it was granted.

12.    TERMINATION, MODIFICATION AND AMENDMENT.

            (a) The Plan (but not Options or SARs previously granted under the Plan) shall terminate five (5) years from the date the Plan is approved by the Company's stockholders and no Option or SAR shall be granted after termination of the Plan.

            (b) The Plan may at any time be terminated or, from time to time, be suspended, modified or amended by the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the voting securities of the Company present in person or represented by proxy and entitled to vote at a meeting duly held in accordance with Delaware law, (i) increase (except as provided by Section 7) the maximum number of shares of Common Stock as to which Options or SARs may be granted under the Plan, or (ii) reduce the minimum purchase price or exercise price at which Options or SARs may be granted under the Plan.

            (c) No termination, modification or amendment of the Plan may materially and adversely affect the rights conferred under the Plan or any related grant agreement with respect to outstanding Options or SAR grants without the written consent of the affected Optionee.

13.    EFFECTIVENESS OF THE PLAN.

           The Plan shall become effective upon adoption by the Board of Directors, subject to approval by a proper vote of the stockholders of the Company. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options and SARs granted under the Plan shall be null and void and of no force or effect.

14.    NOT A CONTRACT.

           Nothing contained in the Plan or in any Option or SAR agreement executed pursuant hereto shall be deemed to confer upon any Optionee any right to continue as a member of the Board of Directors, or to remain in the employ or service of the Company, any Subsidiary or any Designated Entity.

15.    GOVERNING LAW.

           The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws.

16.    WITHHOLDING.

           As a condition to the exercise of any Option or SAR, the Committee may require that an Optionee satisfy, through deduction or withholding from any payment of any kind otherwise due to the Optionee, or through such other arrangements as are satisfactory to the Committee, the full amount of all federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such exercise. The Committee may permit shares of Common Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Option or SAR being exercised.

17.    OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS.

           Unless otherwise determined by the Committee, compensation recognized upon exercise of Options or SARs or upon settlement of rights under the Plan shall not be deemed a part of


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

the recipient's compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

18.    UNFUNDED PLAN.

           Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

19.    SUCCESSORS AND ASSIGNS.

           The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor or administrator of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.



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

                             THE TOPPS COMPANY, INC.

                AGREEMENT PURSUANT TO THE 1996 STOCK OPTION PLAN
                         FOR NON-QUALIFIED STOCK OPTIONS


     AGREEMENT, dated as of __________________, 1996 between the Topps Company, Inc. (the "Company") and Name (the "Individual").

     The Individual is hereby granted the option to purchase from the Company the number of shares of Common Stock set forth below at the purchase price per share set forth below:

     Non-Qualified Stock Option for ShareNumber shares at $_____ per share, _____________ of such shares exercisable at the end of one year from the date granted and an additional _____________ of such shares each year thereafter for a period of ______ years in the aggregate, on a cumulative basis, which option shall terminate on ____________, 2006, unless terminated earlier pursuant to paragraph 11 of The Topps Company, Inc. 1996 Stock Option Plan (the "Plan").

     This option was granted on the date as of which this Agreement is dated.

     In conjunction with the option granted above, the Individual is hereby granted a Limited Right covering ShareNumber with an exercise price of $____ per share. Such Limited Right shall be governed by paragraph 8 of the Plan, shall terminate no later than the termination or expiration of the related option, and shall be automatically exercised upon the occurrence of a Change in Control, whether or not the related option is then exercisable, provided there is a positive difference between the Change in Control Price and the exercise price of the related option. Upon the exercise of the Limited Right, the related option granted above shall expire and the Individual shall have no further rights with respect thereto.

     The Individual understands and acknowledges that this option and the related Limited Rights are subject to the terms and conditions set forth in the copy of the Plan annexed hereto as Exhibit A, which terms and conditions are hereby incorporated by reference. All terms used in this Agreement, unless otherwise defined in this Agreement, have the same meaning as in the Plan. The option shall be non-transferable other than at death and shall be exercisable during the Individual's lifetime only by the Individual.


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

     All notices hereunder shall be in writing, and if to the Company, shall be delivered personally to the Assistant Treasurer of the Company or mailed to its principal executive offices, addressed to the attention of the Assistant Treasurer, and if to the Individual, shall be delivered personally or mailed to the Individual at the address noted below. Such addresses may be changed at any time by written notice from one party to the other.

     All decisions or interpretations made by the Committee as provided in paragraph 2 of the Plan with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and the Individual.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in paragraph 19 of the Plan, the heirs, legatees or personal representatives of the Individual.

                    In witness whereof, this Agreement has been executed by the Company by one of its duly authorized officers as of the date of grant specified above.

                    The Topps Company, Inc.




                    By:____________________________
                         Arthur T. Shorin
                         Chairman of the Board


I hereby acknowledge receipt of the 1996
Stock Option Plan and agree to the
provisions set forth in this Agreement.



__________________________       Date
FullName
Street
CityStateZip

S.S. #:  Social


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

                             THE TOPPS COMPANY, INC.

                AGREEMENT PURSUANT TO THE 1996 STOCK OPTION PLAN
                           FOR INCENTIVE STOCK OPTIONS


     AGREEMENT, dated as of __________________, 1996 between the Topps Company, Inc. (the "Company") and Name (the "Individual").

     The Individual is hereby granted the option to purchase from the Company the number of shares of Common Stock set forth below at the purchase price per share set forth below:

     Incentive Stock Option for NumberShares shares at $_____ per share, _____________ of such shares exercisable at the end of one year from the date granted and an additional _____________ of such shares each year thereafter for a period of ______ years in the aggregate, on a cumulative basis, which option shall terminate on ____________, 2006, unless terminated earlier pursuant to paragraph 11 of The Topps Company, Inc. 1996 Stock Option Plan (the "Plan").

     This option was granted on the date as of which this Agreement is dated.

     In conjunction with the option granted above, the Individual is hereby granted a Limited Right covering NumberShares with an exercise price of $___ per share. Such Limited Right shall be governed by paragraph 8 of the Plan, shall terminate no later than the termination or expiration of the related option, and shall be automatically exercised upon the occurrence of a Change in Control, whether or not the related option is then exercisable, provided there is a positive difference between the Change in Control Price and the exercise price of the related option. Upon the exercise of the Limited Right, the related option granted above shall expire and the Individual shall have no further rights with respect thereto

     The Individual understands and acknowledges that this option and the related Limited Rights are subject to the terms and conditions set forth in the copy of the Plan annexed hereto as Exhibit A, which terms and conditions are hereby incorporated by reference. All terms used in this Agreement, unless otherwise defined in this Agreement, have the same meaning as in the Plan. The option shall be non-transferable other than at death and shall be exercisable during the Individual's lifetime only by the Individual.

     The undersigned Individual hereby acknowledges that in order for an option to be treated as an incentive stock option under the Internal Revenue Code, the Common Stock acquired upon exercise of such option must not be disposed of until a date which is at least two years after the date such option was granted and one year after the date such Common Stock was acquired by such holder. Without written notice, delivered by hand or mailed by prepaid, registered or certified mail, addressed to the Assistant Treasurer of the Company at the Company's principal executive offices, no holder may dispose of Common Stock acquired pursuant to the exercise of an incentive stock option within the two or one year period discussed above.

     All notices hereunder shall be in writing, and if to the Company, shall be delivered personally to the Assistant Treasurer of the Company or mailed to its principal executive offices, addressed to the attention of the Assistant Treasurer, and if to the Individual, shall be delivered personally or mailed to the Individual at the address noted below. Such addresses may be changed at any time by written notice from one party to the other.

     All decisions or interpretations made by the Committee as provided in paragraph 2 of the Plan with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and the Individual.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in paragraph 19 of the Plan, the heirs, legatees or personal representatives of the Individual.

                    In witness whereof, this Agreement has been executed by the Company by one of its


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

                    duly authorized officers as of the date of grant specified above.

                    The Topps Company, Inc.




                    By: ________________________
                        Arthur T. Shorin
                        Chairman of the Board



I hereby acknowledge receipt of the
1996 Stock Option Plan and agree to the
provisions set forth in this Agreement.



____________________________         Date
FullName
Street
CityStateZip

S.S. #:  Social


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